Exhibit 99.459

Portfolio Bidding 2-node examples Ellen Banaghan 7/8/98

Simple Example. SC1 wants to sell to SC2 in zone B. Both SCs want to limit price risk of congestion charges for the deal to $20 SC1 SC2 Inter SC trade 30 @ $50/MWh MWh In Zone B Zone A SC1 SC2 Zone B G1IPS = 30 MWh @ $30/MWh L2IPS = 30 MWh SC1 SC2 G2IPS = 0 MWh 0 £ G2 £ 100 @ $55/MWh

The deal would be represented as a portfolio as shown, with Adjustment bids to limit the congestion charge risk SC1 SC2 Zone A SC1 SC2 Zone B G3IPS = 30 MWh Adj Bid: 0 £ G3 £ 30 @ $30/MWh L2IPS = 30 MWh SC1 SC2 LVIPS = 30 MWh Adj Bid: 0 £ L3 £ 30 @ $10/MWh GVIPS = 30 MWh Net price preference stated as $20 G2IPS = 0 MWh 0 £ G2 £ 100 @ $55/MWh

If Congestion occurs with costs of > $20/MWh SC1 SC2 Zone A SC1 SC2 Zone B G3FS = 0 MWh Adj Bid: 0 £ G3 £ 30 @ $30/MWh L2FS = 30 MWh SC1 SC2 LVFS = 0 MWh Adj Bid: 0 £ L3 £ 30 @ $10/MWh GVFS = 30 MWh Net price preference stated as $20 G2FS = 0 MWh 0 £ G2 £ 100 @ $55/MWh

Final Physical Schedules Would be: SC1 SC2 Zone A SC1 SC2 Zone B G3FPS = 0 MWh Adj Bid: 0 £ G3 £ 30 @ $30/MWh L2FPS = 30 MWh SC1 SC2 LVFPS = 0 MWh Adj Bid: 0 £ L3 £ 30 @ $10/MWh Net price preference stated as $20 G2FPS = 30 MWh 0 £ G2 £ 100 @ $55/MWh

More detailed example. Assume SC1&2 are willing to pay no more than $4/MWh congestion fees. SC1 plans to trade with SC2 in zone B from resources in zone A. SC1 SC2 Zone A SC1 SC2 Zone B G3IPS = 135 MWh Adj Bid: 0 £ G3 £ 136 @ $30/MWh L3IPS = 100 MWh Adj Bid: 0 £ L3 £ 100 @ $700/MWh G1IPS = 100 MWh Adj Bid: 0 £ G1 £ 110 @ $20/MWh L1IPS = 100 MWh Adj Bid: 0 £ L1 £ 100 @ $700/MWh G4IPS = 0 MWh Adj Bid: 0 £ G4 £ 100 @ $50/MWh L4IPS = 5 MWh Adj Bid: 0 £ L4 £ 5 @ $700/MWh G2IPS = 70 MWh Adj Bid: 0 £ G2 £ 100 @ $35/MWh L2IPS = 100 MWh Adj Bid: 0 £ L2 £ 100 @ $700/MWh SC1 SC2 30MW SC trade in Zone B

Portfolio Schedule for more detailed example. SC1 SC2 Zone A SC1 SC2 Zone B G3IPS = 135 MWh Adj Bid: 0 £ G3 £ 136 @ $30/MWh L3IPS = 100 MWh Adj Bid: 0 £ L3 £ 100 @ $700/MWh G1IPS = 100 MWh Adj Bid: 0 £ G1 £ 110 @ $20/MWh L1IPS = 100 MWh Adj Bid: 0 £ L1 £ 100 @ $700/MWh G4IPS = 0 MWh Adj Bid: 0 £ G4 £ 100 @ $50/MWh L4IPS = 5 MWh Adj Bid: 0 £ L4 £ 5 @ $700/MWh G2IPS = 70 MWh Adj Bid: 0 £ G2 £ 100 @ $35/MWh L2IPS = 100 MWh Adj Bid: 0 £ L2 £ 100 @ $700/MWh SC1 SC2 LVIPS = 30 MWh Adj Bid: 0 £ LV £ 30 @ $34/MWh GVIPS = 30 MWh Adj Bid: 0 £ GV £ 30 @ $39/MWh

Final Portfolio Schedules if Congestion > $4MWh.


SC1
G3FS = 100 MWh
Adj Bid:
0 ≤ G3 ≤ 136
@ $30/MWh
L3FS = 100 MWh
Adj Bid:
0 ≤ L3 ≤ 100
@ $700/MWh
G4FS = 5 MWh
Adj Bid:
0 ≤ G4 ≤ 100
@ $50/MWh
L4FS = 5 MWh
Adj Bid:
0 ≤ L4 ≤ 5
@ $700/MWh
LVFS = 0 MWh
Adj Bid:
0 ≤ LV ≤ 30
@ $34/MWh
SC1
SC2
SC1
SC2
G1FS = 100 MWh
Adj Bid:
0 ≤ G1 ≤ 110
@ $20/MWh
L1FS = 100 MWh
Adj Bid:
0 ≤ L1 ≤ 100
@ $700/MWh
GVFS = 0 MWh
Adj Bid:
0 ≤ GV ≤ 30
@ $39/MWh
G2FS = 100 MWh
Adj Bid:
0 ≤ G2 ≤ 100
@ $35/MWh
L2FS = 100 MWh
Adj Bid:
0 ≤ L2 ≤ 100
@ $700/MWh
SC2
Zone A
Zone B

Final Physical Schedules if Congestion > $4MWh. SC1 SC2 Zone A SC1 SC2 Zone B G3FPS = 100 MWh Adj Bid: 0 £ G3 £ 136 @ $30/MWh L3FPS = 100 MWh Adj Bid: 0 £ L3 £ 100 @ $700/MWh G1FPS = 100 MWh Adj Bid: 0 £ G1 £ 110 @ $20/MWh L1FPS = 100 MWh Adj Bid: 0 £ L1 £ 100 @ $700/MWh G4FPS = 5 MWh Adj Bid: 0 £ G4 £ 100 @ $50/MWh L4FPS = 5 MWh Adj Bid: 0 £ L4 £ 5 @ $700/MWh G2FPS = 100 MWh Adj Bid: 0 £ G2 £ 100 @ $35/MWh L2FPS = 100 MWh Adj Bid: 0 £ L2 £ 100 @ $700/MWh SC1 SC2

Final Portfolio Schedules if Congestion < $4MWh.


SC1
G3FS = 135 MWh
Adj Bid:
0 ≤ G3 ≤ 136
@ $30/MWh
L3FS = 100 MWh
Adj Bid:
0 ≤ L3 ≤ 100
@ $700/MWh
G4FS = 0 MWh
Adj Bid:
0 ≤ G4 ≤ 100
@ $50/MWh
L4FS = 5 MWh
Adj Bid:
0 ≤ L4 ≤ 5
@ $700/MWh
LVFS = 30 MWh
Adj Bid:
0 ≤ LV ≤ 30
@ $34/MWh
SC1
SC1
SC2
SC2
G1FS = 100 MWh
Adj Bid:
0 ≤ G1 ≤ 110
@ $20/MWh
L1FS = 100 MWh
Adj Bid:
0 ≤ L1 ≤ 100
@ $700/MWh
GVFS = 30 MWh
Adj Bid:
0 ≤ GV ≤ 30
@ $39/MWh
G2FS = 700 MWh
Adj Bid:
0 ≤ G2 ≤ 100
@ $35/MWh
L2FS = 100 MWh
Adj Bid:
0 ≤ L2 ≤ 100
@ $700/MWh
SC2
Zone A
Zone B

Final Physical Schedules if Congestion < $4MWh. SC1 SC2 Zone A SC1 SC2 Zone B G3FPS = 135 MWh Adj Bid: 0 £ G3 £ 136 @ $30/MWh L3FPS = 100 MWh Adj Bid: 0 £ L3 £ 100 @ $700/MWh G1FPS = 100 MWh Adj Bid: 0 £ G1 £ 110 @ $20/MWh L1FPS = 100 MWh Adj Bid: 0 £ L1 £ 100 @ $700/MWh G4FPS = 0 MWh Adj Bid: 0 £ G4 £ 100 @ $50/MWh L4FPS = 5 MWh Adj Bid: 0 £ L4 £ 5 @ $700/MWh G2FPS = 70 MWh Adj Bid: 0 £ G2 £ 100 @ $35/MWh L2FPS = 100 MWh Adj Bid: 0 £ L2 £ 100 @ $700/MWh SC1 SC2 30MW SC trade in Zone B